SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2018
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), GFN Asia Pacific Finance Pty Ltd, an Australian corporation (“GFNAPF”), Royal Wolf Holdings Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1*
First Amendment and Restatement Deed dated June 25, 2018 among RWH, Royal Wolf Trading Australia Pty Ltd., Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II and Core Senior Lending Fund Lux SARL II

Exhibit 10.2	First Amendment to Amended and Restated Purchase Agreement dated June 26, 2018 by and among Bison Capital Partners V, L.P. (“Bison”), GFN, GFNAPH, GFNAPF and GFN U.S.

*
Certain confidential information contained in this exhibit was omitted by means of redacting a portion of the text and replacing it with [***]. This exhibit has been filed separately with the Securities and Exchange Commission without the redaction pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Item 1.01    Entry into a Definitive Material Agreement

First Amendment to Royal Wolf Credit Facility

On June 25, 2018 RWH, Royal Wolf Trading Australia Pty Ltd., Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II and Core Senior Lending Fund Lux SARL II entered into that certain First Amendment and Restatement Deed (the “First Amendment”) to increase by NZ$11,000,000 the amount that can be borrowed in New Zealand Dollars under Facility B of Royal Wolf’s senior secured credit facility (the “Royal Wolf Credit Facility”). The First Amendment amends that certain Syndicated Facility Agreement dated October 26, 2017 entered into by RWH and its subsidiaries, Deutsche Bank AG, Sydney Branch and other lenders. Amounts borrowed under Facility B of the Royal Wolf Credit Facility will bear interest at the rate of the bank bill swap rate in Australia, plus a margin of 4.25% to 5.5% based on net leverage. Amounts borrowed under Facility B will mature on November 3, 2020.

The foregoing description of the First Amendment is qualified in its entirety by the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

First Amendment to Amended and Restated Securities Purchase Agreement

Bison, GFN, GFNAPH, GFNAPF and GFN U.S. entered into that certain First Amendment to Amended and Restated Securities Purchase Agreement dated June 26, 2018 (the “Amendment”) to facilitate the winding up and deregistering of RWH, Kookaburra Containers Pty Limited, an Australian corporation, and GFNAPF and to permit the merger of the New Zealand corporations: Royalwolf Trading New Zealand Limited and Royalwolf NZ Acquisition Co. Limited.

The foregoing description of the Amendment is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
First Amendment and Restatement Deed dated June 25, 2018 among RWH, Royal Wolf Trading Australia Pty Ltd., Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II and Core Senior Lending Fund Lux SARL II

10.2	First Amendment to Amended and Restated Purchase Agreement dated June 26, 2018 by and among Bison, GFN, GFNAPH, GFNAPF and GFN U.S.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 29, 2018	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
First Amendment and Restatement Deed dated June 25, 2018 among RWH, Royal Wolf Trading Australia Pty Ltd., Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II and Core Senior Lending Fund Lux SARL II

10.2	First Amendment to Amended and Restated Purchase Agreement dated June 26, 2018 by and among Bison, GFN, GFNAPH, GFNAPF and GFN U.S.

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